UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 13, 2009 (May 8, 2009)

SPECTRA ENERGY CORP

(Exact name of registrant as specified in its charter)

Delaware	1-33007	20-5413139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the 2009 annual meeting, the shareholders of Spectra Energy Corp (the “Company”) approved an amendment to the Restated Certificate of Incorporation of the Company (the “Restated Certificate”), as described in the Company’s Proxy Statement dated March 16, 2009 relating to the 2009 annual meeting. This amendment provides for the phased elimination of the Company’s classified Board of Directors as well as certain conforming changes (the “Amendment”). As a result of the Amendment, the terms of all directors will expire at the annual meeting of shareholders each year, which began with the election of the current Class III directors at the 2009 annual meeting. However, the Amendment will not affect the current terms of the Company’s Class I and Class II directors; Class I and Class II members of the Board of Directors will continue to hold their office until their current terms expire in 2010 and 2011, respectively.

Prior to the Amendment, the Company’s Board of Directors was divided into three classes. Each year, the Company’s shareholders were requested to elect the directors comprising one of the classes for a three-year term. The term of the Class III directors expired at the 2009 annual meeting. The term of the Class I directors is scheduled to expire at the 2010 annual meeting and the term of the Class II directors is scheduled to expire at the 2011 annual meeting. Because of the classified board structure, shareholders had the opportunity to vote on only roughly one-third of the directors each year.

The foregoing is a summary of the Amendment to the Restated Certificate. This summary is qualified in its entirety by reference to the Certificate of Amendment to the Amended and Restated Certificate of Incorporation, which was filed with the Secretary of State of the State of Delaware on May 8, 2009 and is attached as Exhibit 3.1 to this Form 8-K and incorporated by reference herein.

Effective May 8, 2009, the Company’s Board of Directors amended the Restated By-Laws of the Company (the “By-Laws”) to conform the By-Laws to the Amendment. The primary changes to the By-Laws were as follows:

•	Amended Article III, Section 2 to conform that Section with the Amendment.

•	The Board also made certain technical and conforming amendments to the By-Laws.

The foregoing is a summary of the amendments to the By-Laws. This summary is qualified in its entirety by reference to the By-Laws, as amended and filed as Exhibit 3.2 attached hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Spectra Energy Corp

3.2	Amended and Restated By-Laws of Spectra Energy Corp (Amended and Restated as of May 8, 2009)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY CORP

/s/ Reginald D. Hedgebeth
Reginald D. Hedgebeth
General Counsel

Date: May 13, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Spectra Energy Corp

3.2	Restated By-Laws of Spectra Energy Corp (Amended and Restated as of May 8, 2009)